THE ADVISORS’ INNER CIRCLE FUND

LSV Value Equity Fund

LSV Conservative Value Equity Fund

LSV Small Cap Value Fund

LSV U.S. Managed Volatility Fund

LSV Global Managed Volatility Fund

 LSV Global Value Fund

LSV Emerging Markets Equity Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated May 22, 2026 to the Funds’ Statement of Additional Information (“SAI”) dated March 1, 2026

This supplement provides new and additional information beyond that contained in the Funds’ SAI and should be read in conjunction with the SAI.

Effective immediately, the SAI dated March 1, 2026, for the above-listed Funds is hereby supplemented as described below.

Change to Brokerage Commissions Disclosure (SAI page S-71):

Under the section “Fund Transactions – Brokerage Transactions”, the paragraph and table detailing aggregate brokerage commissions paid by each Fund is deleted and replaced with the following:

For the fiscal years ended October 31, 2023, 2024 and 2025, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	2023	2024	2025
LSV Value Equity Fund	$105,888	$127,060	$68,805
LSV Conservative Value Equity Fund	$7,312	$4,058	$6,205
LSV Small Cap Value Fund	$59,621	$79,221	$114,346
LSV U.S. Managed Volatility Fund	$7,242	$1,541	$4,006
LSV Global Managed Volatility Fund	$10,148	$2,182	$935
LSV Global Value Fund	$7,847	$6,015	$6,050
LSV Emerging Markets Equity Fund	$4,059	$35,780	$104,334

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.